SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): October 11, 1997




                             THE THORSDEN GROUP, LTD.
             (Exact name of registrant as specified in its charter)



                                    DELAWARE
                 (State or other jurisdiction of incorporation)



      000-24672                                         33-0611746
(Commission File No.)                        (IRS Employer Identification No.)


                     4505 South Wasatch Blvd., Suite 340
                         Salt Lake City, Utah 84124
              (Address of principal executive offices and zip code)

     Registrant's telephone number, including area code: (801) 424-0044



                      1500 Quail Street, Suite 550
                     Newport Beach, California 92660
                             (Former address)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     On October 11, 1997, Thorsden Acquisition Corp. ("TAC"), a Utah corporation, was merged with and into Arkona, Inc.("Arkona"), a Utah corporation, pursuant to an Agreement and Plan of Merger, dated October 11, 1997, among TAC, Arkona, and The Thorsden Group, Ltd. ("Thorsden" or the "Registrant"), such agreement referred to herein as the "Merger Agreement". Upon consummation of the merger of TAC with Arkona (the "Merger"), TAC ceased to exist, and Arkona, the surviving corporation, changed its name to Arkona Software, Inc. Thorsden will change its name to Arkona, Inc.(if such name is available in Delaware). Arkona is engaged in the business of developing and marketing computer software products. Thorsden had no operations of its own prior to its acquisition of Arkona through the Merger. TAC was formed for the purpose of accomplishing the Merger. The Merger is intended to be a tax-free "reverse triangular merger" for federal income tax purposes and is to be accounted for as a recapitalization of Thorsden by an exchange of Common Stock of Thorsden, $.001 par value ("Thorsden Common Stock"), for all of the issued and outstanding Common Stock of Arkona, no par value (the "Arkona Common Stock").

     Under the terms of the Merger Agreement, the shares of Arkona Common Stock outstanding immediately prior to the closing of the Merger were converted into and exchanged for a total of 14,000,000 shares of Thorsden Common Stock"), which represented approximately 70% of the shares of the Registrant's Common Stock outstanding immediately after consummation of the Merger.

     As contemplated by the Merger Agreement, the Board of Directors of Arkona was elected to serve as the new Board of Directors of the Registrant. That Board consists of nine persons. Such persons began their term of office as directors of Thorsden immediately following the effective time of the Merger. The former members of the Registrant's Board of Directors resigned at the effective time of the Merger. Consequently, the Arkona Board members, who are also the former shareholders of Arkona, if they act together, have effective control of the business and affairs of the Registrant. Upon the effectiveness of the Merger, the nine new Board members as a group held an aggregate of 14,000,000 shares of Thorsden Common Stock, representing approximately 70% of the outstanding shares of Thorsden Common Stock.

     Upon consummation of the Merger, Thorsden anticipates incurring $80,000 in transaction costs associated with the Merger which it will record against equity. This amount is a preliminary estimate and there can be no assurance that Thorsden will not incur additional charges to reflect costs associated with the Merger.

     Prior to the closing of the Merger, Thorsden completed a private placement of 4,000,000 shares of Thorsden Common Stock for $2,000,000, which represents approximately 20% of the total issued and outstanding shares of Thorsden Common Stock immediately following completion of the Merger. The purchasers of such shares of Thorsden Common Stock in the private placement paid cash of $958,000 and marketable securities for the balance of the purchase price. The shares issued in such private placement are restricted securities and bear restrictive legends.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED. The financial statements of Arkona will be filed by amendment to this Report within 60 days.

(b) PRO FORMA FINANCIAL INFORMATION. Pro forma financial information will be filed by amendment to this Report.

(c)      EXHIBITS.

           2.1 Agreement and Plan of Merger dated October 11, 1997 (Schedules omitted)

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            THE THORSDEN GROUP, LTD.




Dated: October 28, 1997                     By:  /s/ Stephen W. Russell
                                            --------------------------------
                                                Stephen W. Russell
                                                Chief Financial Officer

ATTACHMENT
AGREEMENT AND PLAN OF MERGER

                        AGREEMENT AND PLAN OF MERGER


                              dated as of


                            October 11, 1997

                                 among


                         The Thorsden Group, Ltd.

                                  and

                        Thorsden Acquisition Corp.
           (a wholly-owned subsidiary of The Thorsden Group, Ltd.)

                                  and

                               Arkona, Inc.


                      SCHEDULES
[OMITTED]

                      AGREEMENT AND PLAN OF MERGER

                       TABLE OF CONTENTS [OMITTED]

                         AGREEMENT AND PLAN OF MERGER

     THIS AGREEMENT AND PLAN OF MERGER (the "Agreement"), dated as of October 11, 1997, by and among The Thorsden Group, Ltd., a Delaware corporation ("Thorsden"), having its principal place of business at 1500 Quail Street, Suite 500, Newport Beach, CA 92660; Thorsden Acquisition Corp., a Utah corporation ("TAC"), a wholly-owned subsidiary of Thorsden, having its principal place of business at 1500 Quail Street, Suite 500 Newport Beach, CA 92660; and Arkona, Inc., a Utah corporation ("Arkona"), having its principal place of business at 201 South Main Street, Suite 908, Salt Lake City, Utah 84111. TAC and Arkona are each sometimes referred to herein as a "Constituent Corporation" or collectively as the "Constituent Corporations" and Arkona is sometimes referred to herein as the "Surviving Corporation."

     WHEREAS, the respective Boards of Directors of Thorsden, TAC and Arkona have determined that it is in the best interest of each corporation and its respective stockholders that Arkona be acquired by Thorsden through a merger of TAC with and into Arkona in the manner set forth herein.

     IT IS AGREED:

                                   ARTICLE I

                                  DEFINITIONS

     For purposes of this Agreement, the following terms shall have the following meanings:

     Section 1.01. "Arkona Common Stock" shall mean the Common Stock, no par value, of Arkona.

     Section 1.02. "Thorsden Common Stock" shall mean the Common Stock, $0.001 par value per share, of Thorsden.

     Section 1.03. "Arkona Certificate" shall mean a certificate representing shares of Arkona Common Stock.

     Section 1.04. "Commission" shall mean the Securities and Exchange
Commission.

     Section 1.05 "Dissenting Shareholders" shall mean Shareholders of Arkona who are entitled to notice of and to vote at the special meeting of Shareholders held to approve the Merger who do not vote in favor of the Merger and who have delivered to Arkona a written demand for the fair value of the Arkona Common Stock and otherwise complied with the provisions of Part 13 of the Utah Revised Business Corporation Act.

     Section 1.06. "Effective Date" shall mean the effective date of the Merger, which shall be the date and time of filing of the certificate of merger required to be filed hereunder.

     Section 1.07. "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     Section 1.08. "Exchange Agent" shall mean United Stock Transfer, Englewood, Colorado or such other agent appointed by Thorsden to handle the exchange of Arkona Certificates for certificates representing Thorsden Common Stock.

     Section 1.09.   Intentionally Omitted.

     Section 1.10. "GAAP" shall mean generally accepted accounting principles applied consistent with past practice of Thorsden.

     Section 1.11. "Mailing Date" shall mean the date upon which the Subscription Agreement to be distributed to the shareholders of Arkona in connection with the Merger shall first be mailed or distributed to such shareholders.

     Section 1.12. "Merger" shall mean the merger of TAC with and into Arkona with Arkona as the Surviving Corporation, and in consideration for which the Shareholders of Arkona will receive Thorsden Common Stock. The Merger shall be a "Reverse Triangular Merger" pursuant to Section 368(a)(2)(E) of the Internal Revenue Code.

     Section 1.13. "Subscription Agreement" shall mean the Subscription Agreement to be furnished to the shareholders of Arkona in connection with the Merger.

     Section 1.14. "Securities Act" shall mean the Securities Act of 1933, as amended.

     Section 1.15. "Subsidiary's Common Stock" shall mean the Common Stock, no par value, of TAC.

     Section 1.16.  "Surviving Corporation" shall mean Arkona.

                                 ARTICLE II

                         MERGER OF TAC INTO ARKONA

     Section 2.01. Surviving Corporation. Upon the approval and adoption of this Agreement by the shareholders of Arkona and the shareholder of TAC in accordance with the laws of the State of Utah and the satisfaction or waiver of the conditions set forth herein to the obligations of the parties hereto, a certificate of merger shall be filed with the Department of Commerce, Division of Corporations, of the State of Utah. Effective as of the close of business on the date on which such certificate of merger is filed, TAC shall merge with and into Arkona, which, as the Surviving Corporation, shall continue its existence under the laws of the State of Utah under the name of Arkona, Inc. The date and time of such filing is herein referred to as the "Effective Date." At the Effective Date, the separate existence of TAC shall cease, Arkona shall change its name to Arkona Software, Inc., and Thorsden shall change its name to "Arkona, Inc."

                                 ARTICLE III

              ARTICLES OF INCORPORATION, BY-LAWS, DIRECTORS AND OFFICERS

     Section 3.01. Articles of Incorporation. The Articles of Incorporation of Arkona in effect on the Effective Date shall be the Articles of Incorporation of the Surviving Corporation until amended as provided by law.

     Section 3.02. By-Laws. The by-laws of Arkona in effect on the Effective Date shall be the by-laws of the Surviving Corporation until amended as provided by law.

     Section 3.03. Directors and Officers. At the Effective Date, the officers and the members of the Board of Directors of Arkona shall be the officers and directors of the Surviving Corporation. Such directors shall hold office until the next annual or special meeting of Arkona stockholders and until their successors are duly elected and qualified, and such officers shall hold office until they are replaced by the directors.

     Section 3.04. Indemnification. From and after the Effective Date, each officer, director and employee of Arkona who becomes a director or officer of or employed by Thorsden or any of its subsidiaries after the Effective Date shall be indemnified by Thorsden against any losses incurred by such director, officer or employee in connection with the performance of his or her duties to Thorsden or any of its subsidiaries to the same extent and on the same terms as all other directors, officers or employees of Thorsden or its subsidiaries are then indemnified by Thorsden.

                                ARTICLE IV

                      CONVERSION AND EXCHANGE OF SHARES

     Section 4.01. Conversion of Shares. The manner and basis of converting the shares or interests of each Constituent Corporation shall be as follows:

     (a) Upon the Effective Date, all of the Arkona Common Stock issued and outstanding shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into and exchanged for 14,000,000 shares of Thorsden Common Stock, which shall represent approximately 70.0% of the total 20,000,000 shares of Thorsden Common Stock then issued and outstanding. All such shares shall be fully paid and non-assessable. Upon the Effective Date, all of the Arkona Common Stock so converted shall be immediately canceled.

     (b) Subject to the provisions of paragraph (c) of this Section 4.01, the Arkona Common Stock which shall be outstanding immediately prior to the Effective Date shall by virtue of the Merger and without any action on the part of the holder thereof, be converted as a group, as of the Effective Date, into 14,000,000 shares of Thorsden Common Stock. The number of shares of Thorsden Common Stock to be issued in the Merger shall be reduced in the event that there are Dissenting Shareholders, to that which is the percentage of all Arkona Common Stock held by holders of Arkona Common Stock who are not Dissenting Stockholders.

     (c) No certificates for fractions of shares of Thorsden Common Stock and no scrip or other certificates evidencing fractional interests in such shares shall be issuable. Each stockholder of Arkona who would otherwise be entitled to a fractional share shall, in lieu thereof, be paid a whole share of Thorsden Common Stock.

     (d) Each share of Arkona Common Stock held in its treasury, if any, immediately prior to the Effective Date shall, by virtue of the Merger and without any action on the part of the holder thereof, be canceled and retired and cease to exist, without any consideration therefor.

     (e) All outstanding shares of Arkona Common Stock held by Dissenting Shareholders shall not be converted into the right to receive Thorsden Common Stock as described above, but shall be entitled to receive such consideration as shall be provided in Part 13 of the Utah Revised Business Corporation Act, except that shares of Arkona Common Stock outstanding at the Effective Date and held by a Dissenting Shareholder who shall thereafter withdraw his or her demand for payment of the fair value of his or her interest as provided for in
Part 13 of the Utah Revised Business Corporation Act, or otherwise with Thorsden's consent, shall be deemed converted, as of the Effective Date, into the right to receive the Thorsden Common Stock as provided for in this Agreement.

     (f)  The aggregate number of shares of Thorsden Common Stock set forth in
Section 4.01 (b) shall be subject to appropriate and proportionate adjustment in the event that, prior to the Effective Date, the outstanding shares of Thorsden Common Stock, as a group, shall have been, without consideration, increased, decreased, changed into or exchanged for a different number or amount of shares or securities through reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other like change in capitalization, other than pursuant to the Merger, or in the event that the capitalization of Thorsden is other than as represented by Thorsden and TAC in Section 6.01 below, so that in any event the Shareholders of Arkona receive their respective portions of Thorsden Common Stock which in the aggregate is 70.0% of the total issued and outstanding Thorsden Common Stock.

     Section 4.02.  Exchange of Certificates

     (a) Each holder of record on the Effective Date of shares of Arkona Common Stock shall be entitled, upon the surrender to Thorsden or any exchange agent selected by Thorsden of the certificate for his or her interests of Arkona Common Stock for cancellation, to receive his or her pro rata portion of (i) certificates representing the number of shares of Thorsden Common Stock into which the holder's shares of the Arkona Common Stock shall have been converted in the Merger under Section 4.01(b) and (c).

     (b) Until so presented and surrendered in exchange for certificates representing shares of Thorsden Common Stock, each certificate which represented issued and outstanding shares of Arkona Common Stock which were converted at the Effective Date into the shares of Thorsden Common Stock shall be deemed for all corporate purposes to evidence the ownership of the number of shares of Thorsden Common Stock into which the holder's shares have been converted in the Merger.

     (c) Promptly after the Effective Date, Thorsden shall deliver to the Exchange Agent certificates representing such number of shares of restricted Thorsden Common Stock as shall be issuable in exchange for outstanding shares of Arkona Common Stock pursuant to Section 4.01. Promptly after the Effective Date, the Exchange Agent shall mail to each record holder of an outstanding Arkona Certificate, which immediately prior to the Effective Date represented shares of Arkona Common Stock, a form letter of transmittal and instructions for use in effecting the surrender of the Arkona Certificates for exchange of Thorsden Common Stock as provided herein. Upon surrender to the Exchange Agent of an Arkona Certificate, together with such letter of transmittal duly executed, and subject to Section 4.01(b) and (c), the holder of such Arkona Certificate shall be entitled to receive in exchange therefor certificates for 140,000 shares of Thorsden Common Stock for each share of Arkona Common Stock held by the shareholder at the Effective Date. If a certificate for shares of Thorsden Common Stock is to be issued to a person other than the person in whose name the Arkona Certificate surrendered is registered, it shall be a condition of exchange that the Arkona Certificate so surrendered shall be properly endorsed or otherwise in proper form for transfer and that the person requesting such exchange shall pay any transfer or other taxes required by reason of the issuance of the Thorsden Common Stock described herein to a person other than the registered holder of the Arkona Certificate surrendered, or establish to the satisfaction of Thorsden that such tax has been paid or is not applicable.

     Section 4.03. Thorsden Common Stock. Except for the issuance of shares of Thorsden Common Stock upon conversion of shares of Arkona Common Stock pursuant to Section 4.01, the Merger shall effect no change in the shares of Thorsden Common Stock and none of its shares shall be converted as a result of the Merger.

     Section 4.04. No Further Transfers. After the Effective Date, there shall be no registration of transfers on the shareholder transfer books of Arkona of the shares which were outstanding immediately prior to the Effective Date.

     Section 4.05. Legended Certificates. Certificates representing shares of Thorsden Common Stock issued to the shareholder of Arkona shall be subject to stop transfer orders and bear a legend substantially as follows:

THE SHARES OF COMMON STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR UNDER ANY STATE SECURITIES LAWS. THESE SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF REGISTRATION, OR THE AVAILABILITY OF AN EXEMPTION FROM REGISTRATION, UNDER THE SECURITIES ACT OF 1933 AND APPROPRIATE STATE SECURITIES LAWS. FURTHERMORE, NO OFFER, SALE, TRANSFER, PLEDGE OR HYPOTHECATION IS TO TAKE PLACE UNLESS THE COMPANY RECEIVES AT THE TRANSFERRING SHAREHOLDER'S EXPENSE, AN OPINION OF COUNSEL SATISFACTORY TO IT, THAT AN EXEMPTION FORM REGISTRATION IS AVAILABLE.

                                ARTICLE V

                  REPRESENTATIONS AND WARRANTIES OF ARKONA

     Arkona represents and warrants to Thorsden and TAC that:

     Section 5.01. Organization and Capitalization of Arkona. Arkona is a corporation duly organized, validly existing and in good standing under the laws of the State of Utah. The name and address of each shareholder of Arkona, together with his respective number of shares of Arkona Common Stock, is set forth in Schedule 5.01 attached hereto. No dividends have been declared and not paid and no dividends are in default. Except as set forth in
Schedule 5.01, there are no other equity securities of any class of Arkona authorized, issued, reserved for issuance or outstanding. There are no outstanding options, warrants, agreements or rights to subscribe for or to purchase, or commitments to issue, Arkona Common Stock.

     Section 5.02. Power and Authority. Arkona has all requisite power and authority to own, lease and operate its properties and to conduct its business as presently conducted and as proposed to be conducted and is duly qualified or licensed as a foreign corporation in good standing in each jurisdiction in which the character of its properties or the nature of its business activities require such qualification (except where the failure to be so qualified will not have a material adverse effect on the business, properties, financial condition or earnings of Arkona). Arkona has no subsidiaries.

     Section 5.03. Articles of Incorporation, Bylaws and Minutes of Arkona. The copies of the Articles of Incorporation of Arkona, certified by the Department of Commerce of the State of Utah, and the Bylaws of Arkona, certified by its Secretary, are true, complete and correct, and Arkona's Minutes contain a record, which is complete and accurate in all material respects, of all meetings and other actions of its Shareholders and Board of Directors, copies of all of which are attached hereto at Schedule 5.03.

     Section 5.04. Authority for Agreement. The shareholders of Arkona have approved this Agreement and have authorized the execution and delivery hereof. Arkona has full power, authority and legal right to enter into this Agreement and to consummate the transactions contemplated hereby.

     Section 5.05. Affiliates. The names of those persons who will acquire shares of Thorsden Common Stock, in connection with the transactions contemplated by this Agreement who may be deemed to be "affiliates" of Arkona under Rule 145 under the Securities Act and the percentage of membership interests of Arkona Common Stock owned beneficially or of record or both by each of them are set forth on Schedule 5.05 attached hereto.

     Section 5.06.  Intentionally Omitted.

     Section 5.07. No Violation to Result. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby:

     (a) are not in violation or breach of, do not conflict with or constitute a default under, and will not accelerate or permit the acceleration of the performance required by, any of the terms of the charter documents or by-laws of Arkona or any note, debt instrument, security agreement, mortgage, lease or license, or any other contact or agreement (collectively, the "Arkona Agreements(s)"), written or oral, to which Arkona is a party or by which Arkona or any of its material properties or assets are bound;

     (b) will not be an event which, after notice or lapse of time or both, will result in any such violation, breach, conflict, default, or acceleration;

     (c) will not result in violation under any law, judgment, decree, order, rule, regulation or other legal requirement of any governmental authority, court or arbitration tribunal whether federal, state, provincial, municipal or local and applicable to Arkona; and

     (d) will not result in the creation or imposition of any lien, possibility of lien, encumbrance, security agreement, equity, option, claim, charge, pledge or restriction in favor of any third person upon any of the material properties or assets of Arkona.

     Section 5.08. No Existing Defaults. To the best of its knowledge Arkona is not in default:

     (a)  under any of the terms of any Arkona Agreement;

     (b) under any law, judgment, decree, order, rule regulation or other legal requirement or any governmental authority, court or arbitration tribunal whether federal, state, provincial, municipal or local and applicable to it or to any of its properties or assets; or

     (c)  in the payment of any of its monetary obligations or debts.

     To the best of Arkona's knowledge and belief, there exists no condition or event which, after notice or lapse of time or both, would constitute a default in connection with any of the foregoing.

     Section 5.09. Financial Statements. The audited financial statements of Arkona's predecessor, Arkona, LLC, a Utah limited liability company ("LLC") from LLC's inception through December 31, 1996, and the unaudited financial statements of LLC for the period January 1, 1997 to September 30, 1997, (which financial statements, including, without limitation, any notes thereto and reports thereon are hereinafter collectively called the "Arkona Financial Statements") are attached hereto at Schedule 5.09 and are, to the best present knowledge of Arkona, complete and correct, fairly present the financial position of LLC and the results of operations as of the respective dates and for the periods indicated thereon. To the best of Arkona's knowledge, LLC does not have any material liability or obligation, fixed, contingent, known, unknown or otherwise, not reflected in the balance sheet included in the Arkona Financial Statements, and all provisions, reserves and allowances provided for therein are adequate, except for liabilities or obligations incurred between September 30, 1997 and the date of this Agreement in the ordinary and usual course of business consistent with the representations and warranties set forth here in and that would not have been incurred between the date here of and the Effective Date. The unaudited portion of the Arkona Financial Statements has been prepared such that an unqualified (except as to going concern) audit opinion may be expressed thereon.

     Section 5.10. No Adverse Changes. From September 30, 1997 to the date of this Agreement to the best of its knowledge and except as disclosed in
Schedule 5.10 hereto and except as otherwise specifically permitted herein:

     (a) Arkona and LLC have not sustained any damage, destruction or loss, by reason of fire, explosion, earthquake, casualty, labor trouble, requisition or taking of property by any government or agency thereof, windstorm, embargo, riot, act of God or the public enemy, flood, volcanic eruption, accident, other calamity or other similar or dissimilar event (whether or not covered by insurance) adversely affecting the business, properties, financial condition or operations of Arkona or LLC taken as a whole;

     (b) there have been no changes in the condition (financial or otherwise), business, net worth, assets, properties, liabilities or obligations (fixed, contingent, known, unknown or otherwise) of Arkona or LLC which in the aggregate have had or may have a material adverse effect on the business, properties, financial condition or operations of Arkona or LLC, taken as a whole, and there has been no occurrence, circumstance or combination thereof which might reasonably be expected to result in any such adverse effect before or after the Effective Date; and

     (c) the Board of Directors of Arkona has taken all necessary action so that Arkona has performed all of the acts specified in Sections 7.02 (a), (c) and (o) hereof and have refrained from performing any of the acts specified in Sections 7.02 (b), (d), (e), (f), (g), (h), (i), (j), (k), (l), (m), (n) and
(p) hereof.

     Section 5.11. Arkona Employee Plans and Agreements. Arkona has neither maintained, contributed to, been required to contribute to, nor is party to or a participating employer in, any pension, profit-sharing, deferred compensation, retirement, bonus, stock purchase, stock option, severance, hospitalization, insurance, welfare or other plan, program or arrangement, whether written or oral, including, without limitation, any multi-employer employee pension benefit or welfare benefit plan providing benefits to any employee, former employee or dependent of such employee.

     Section 5.12. Full Disclosure. To the best of Arkona's present knowledge, information, and belief, the information furnished by Arkona, or by any of the officers, directors, employees, agents, accountants or representatives of Arkona to Thorsden or TAC pursuant to this Agreement (whether furnished prior to, at, or subsequent to the date hereof), the information contained in the exhibits and Schedules referred to in this Agreement, and the other information furnished to Thorsden or TAC by Arkona, or by any of the officers, directors, employees, agents, accountants or representatives of Arkona at any time prior to the Effective Date (pursuant to the request of Thorsden or TAC or otherwise), does not and will not contain any untrue statement of a material fact and does not and will not omit to state any material fact necessary to make all such information not misleading.

     Section 5.13. Taxes. Arkona has not prepared (or caused to be prepared) nor filed with any federal, state, provincial, municipal or local authorities (within the U.S. or otherwise) a tax return.

     Section 5.14. Condition of Assets. All of the properties and assets of Arkona are in good operating condition, free from any material defect.

     Section 5.15. Title to Assets. Arkona has good and marketable title to all of its properties and assets, free and clear of any and all liens, encumbrances, security agreements, equities, options, claims, charges, pledges, restrictions, encroachments, defects in title and easements. As of the Effective Date, Arkona will have good and marketable title to such properties and assets, free and clear of any and all liens, encumbrances, security agreements, equities, options, claims, charges, pledges, restrictions, encroachments, defects in title and easements.

     Section 5.16. Prepaid Items, etc. The prepaid items and deferred charges recorded on LLC's balance sheet included in the Arkona Financial Statements constitute a full and complete presentation of each and every material prepaid item and deferred charges which Arkona and LLC are entitled to list on the balance sheet.

     Section 5.17. Intellectual Property. To the best present knowledge, information and belief, Schedule 5.17 constitutes a true and complete list of all material intellectual property rights of Arkona. Except as set forth in
Schedule 5.17, there are no registrations pending or registrations secured for any copyright or trademark of Arkona and no patents have been applied for or issued relating to such technology. The Arkona technology is in the research and development stage and there can be no assurance that technology developed using Arkona's existing intellectual property rights will be entitled to patent protection or that commercially marketable products will be developed as a result. To the best present knowledge, information and belief, except as set forth in Schedule 5.17, hereto, Arkona is not required to pay any royalty, license fee or similar type of compensation in connection with the conduct of its business as it now or heretofore has been conducted for the past six months. To the best of Arkona's present knowledge, information and belief, the operations of Arkona do not infringe, and no one has asserted that such operations do infringe, any patent, patent application, copyright, trademark, trade name, service mark, trade secret or other intellectual property right of anyone.

     Section 5.18.  Intentionally Omitted.

     Section 5.19. Brokers. To the best present knowledge, information and belief, Arkona has not expressly or impliedly engaged any broker, finder or agent with respect to this Agreement or any transaction contemplated hereby.

     Section 5.20. Contracts. To the best present knowledge, information and belief, Schedule 5.20 hereto constitutes a true and complete list of each contract or agreement requiring annual payments or receipts of in excess of $10,000, to which Arkona is a party or bound thereby in any respect, including, but not limited to, each such contract which is:

     (a)     a license or a lease;

     (b) a contract, agreement or commitment for the purchase, sale or lease of materials, equipment, real or personal property, capital assets or supplies;

     (c) a contract, agreement or commitment for the sale by Arkona of products or the performance of any services;

     (d) a management, advisory or collective bargaining agreement or a non-competition agreement;

     (e) a contract or agreement with an agent, dealer or sales representative or franchises;

     (f) a contract or agreement with employees, consultants, stockholders, directors or officers, or any agreement relating to a power of attorney;

     (g) a loan or guaranty agreement, credit agreement, note or other evidence of indebtedness, forward contract, consignment agreement, custody agreement, or indenture or instrument evidencing liens or secured transactions;

     (h) a contract, license or other agreement relating to a patent, invention or discovery (whether or not patentable), trade secret, trademark, service mark, certification mark, trade name or copyright or application for or registration of any of the foregoing; or

     (i)     a contract of insurance.

Schedule 5.20 also includes all agreements (without regard to dollar amount of annual payments or receipts) (i) with sales representatives, distributors, consultants and licensors, and (ii) with officers or directors of Arkona, or with any holder of 5% or more of Arkona Common Stock, or any affiliate thereof. As used in this Agreement, the terms "contract" and "agreement" mean and include every contract, agreement, commitment, option, trust, understanding and promise, whether written or oral. Each of the contracts or agreements listed in Schedule 5.20 hereto is in full force and effect, is a valid, binding and enforceable obligation by or against Arkona, as the case may be, and no event has occurred which constitutes or, with the giving of notice or passage of time, or both, would constitute, a default thereunder, except as disclosed in such Schedule. None of such contracts is subject to renegotiation by governmental authorities. Arkona has delivered or caused to be delivered to Thorsden or TAC correct and complete copies of each contract or agreement listed in Schedule 5.20 hereto and all modifications or amendments thereto.

     Section 5.21.  Intentionally Omitted.

     Section 5.22. Litigation. There is no litigation, suit, proceeding, action, claim or investigation, at law or in equity, pending or threatened against or affecting Arkona or involving any of its property or assets, before any court, agency, authority or arbitration tribunal, including, without limitation, any product liability, workers' compensation or wrongful dismissal claims, or claims, actions, suits or proceedings relating to toxic materials, hazardous substances, pollution or the environment. To the best of Arkona's present knowledge and belief, there are no facts which, if known to customers, governmental authorities or other persons, might result in any such litigation, suit, proceeding, action, claim or investigation. Arkona is not subject to or in default with respect to any notice, order, writ, injunction or decree of any court, agency, authority or arbitration tribunal.

     Section 5.23. Compliance with Laws. To the best of its knowledge and belief, Arkona has complied with all laws, municipal by-laws, regulations, rules, orders, judgments, decrees and other requirements and policies imposed by any governmental authority applicable to it, its properties or the operation of its business, except where the failure to comply will not have a material adverse effect on the business, properties, financial condition or earnings of Arkona. Arkona has not received any notice or citation for noncompliance with any of the foregoing, and there exists no condition, situation or circumstance, nor has there existed such a condition, situation or circumstance, which, after notice or lapse of time, or both, would constitute noncompliance with or give rise to future liability with regard to any of the foregoing.

     Section 5.24. Licenses, Permits and Approvals. To the best of its knowledge and belief, Arkona has all material licenses, permits, approvals, qualifications or the like, issued or to be issued to Arkona by any government or any governmental unit, agency, body or instrumentality, whether federal, state, provincial, municipal or local (within the U.S. or otherwise) necessary for the conduct of its trade or business and all such items are in full force and effect. No registration with, approval by, consent or clearance from or pre-notification to any governmental agency is required in connection with the execution and performance of this Agreement by Arkona.

     Section 5.25. Survival of Representations and Warranties of Arkona. The representations and warranties of Arkona made in this Agreement are correct, true and complete as of the date hereof and will be correct, true and complete as at the Effective Date with the same force and effect as though such representations and warranties had been made at the Effective Date. The representations and warranties of Arkona shall not survive the Effective Date.

                                 ARTICLE VI

           REPRESENTATIONS AND WARRANTIES OF THORSDEN AND TAC

     Thorsden and TAC jointly and severally represent and warrant to Arkona that:

     Section 6.01. Organization and Capitalization of Thorsden. Thorsden is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware with an authorized capital consisting solely of
(a) 20,000,000 shares of Thorsden Common Stock, $.001 par value, of which 2,000,000 shares are issued and outstanding; and (b) 1,000,000 shares of preferred stock, $0.001 par value, none of which are issued and outstanding. All of such issued and outstanding shares of stock are duly authorized, validly issued, fully paid and nonassessable. There are no other equity securities of any class of Thorsden authorized, issued, reserved for issuance or outstanding. There are no outstanding options, warrants, agreements or rights to subscribe for or to purchase, or commitments to issue, shares of Thorsden Capital Stock. Except for TAC, Thorsden does not own directly or indirectly, any outstanding capital stock or securities convertible into capital stock of any other corporation or any participating interest in any partnership, joint venture or other business enterprise. All shares and warrants and other securities of Thorsden that are presently outstanding were issued in full compliance with the registration provisions of the Securities Act and applicable state securities laws or pursuant to an exemptions therefrom. The 14,000,000 shares of Thorsden Common Stock to be exchanged for the conversion of the Arkona Common Stock pursuant to Section 4.01(a) above shall be apportioned among the Shareholders of Arkona as set forth in Schedule 6.01.

     Section 6.02. Organization and Capitalization of TAC. TAC is a corporation duly organized, validly existing and in good standing under the laws of the State of Utah, with an authorized capital consisting solely of 50,000 shares of TAC's Common Stock, of which 100 shares are issued and outstanding and owned by Thorsden. All of such are duly authorized, validly issued, fully paid and nonassessable.

     Section 6.03. Power and Authority. Thorsden and TAC each has all requisite power and authority to own, lease and operate its properties and to conduct its business as presently conducted and as proposed to be conducted and is duly qualified or licensed as a foreign corporation in good standing in each jurisdiction in which the character of its properties or the nature of its business activities require such qualification (except where the failure to be so qualified will not have a material adverse effect on the business, properties, financial condition or earnings of Thorsden or TAC, as the case may be).

     Section 6.04. Certificates of Incorporation, By-Laws and Minutes of Thorsden and TAC. The copies of the Articles of Incorporation of Thorsden and TAC, respectively certified by the Secretary of State of Delaware and by the Lieutenant Governor of the State of Utah, and the by-laws of Thorsden and TAC, certified by their respective Secretaries, are true, complete and correct and the Minute Books of Thorsden and TAC which are complete and accurate in all material respects, contain a record of all meetings and other corporate actions of their respective shareholders and Boards of Directors, copies of all of which are attached hereto at Schedule 6.04.

     Section 6.05. Authority for Agreement. The Board of Directors of each of Thorsden and TAC has approved this Agreement and has authorized the execution and delivery hereof. Thorsden and TAC each have full power, authority and legal right to enter into this Agreement and to consummate the transactions contemplated hereby.

     Section 6.06. Subscription Agreement. On the Mailing Date of the Subscription Agreement to the shareholders of Arkona, the information with respect to Thorsden and TAC set forth therein (a) will comply in all material respects with the provisions of the Securities Act and the Exchange Act, and the rules and regulations of the Commission thereunder, and (b) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements contained therein not misleading. At all times subsequent to the Mailing Date up to and including the Effective Date, the information with respect to Thorsden and TAC set forth in the Subscription Agreement and all amendments and supplements thereto (a) will comply in all material respects with the provisions of the Securities Act and the Exchange Act and the rules and regulations of the Commission thereunder, and (b) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements contained therein not misleading.

     Section 6.07. No Violation to Result. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby:

     (a) are not in violation or breach of, do not conflict with or constitute a default under, and will not accelerate or permit the acceleration of the performance required by, any of the terms of the charter documents of by-laws of Thorsden and TAC or any note, debt instrument, security agreement, mortgage, lease or license, or any other contract or agreement (collectively, the "Thorsden Agreement(s)"), written or oral, to which Thorsden or TAC is a party or by which Thorsden or TAC or any of their respective properties or assets are bound;

     (b) will not be an event which, after notice or lapse of time or both, will result in any such violation, breach, conflict, default, or acceleration;

     (c) will not result in violation under any law, judgment, decree, order, rule, regulation or other legal requirement of any governmental authority, court or arbitration tribunal whether federal, state, provincial, municipal or local (within the U.S. or otherwise) and applicable to Thorsden or TAC; and

     (d) will not result in the creation or imposition of any lien, possibility of lien, encumbrance, security agreement, equity, option, claim, charge, pledge or restriction in favor of any third person upon any of the properties or assets of Thorsden or TAC.

     Section 6.08.  No Existing Defaults.  Thorsden is not in default:

     (a)  under any of the terms of any Thorsden Agreement;

     (b) under any law, judgment, decree, order, rule regulation or other legal requirement or any governmental authority, court or arbitration tribunal whether federal, state, provincial, municipal or local (within the U.S. or otherwise) and applicable to it or to any of its properties or assets; or

     (c)  in the payment of any of its monetary obligations or debts.

     To the best of Thorsden's knowledge and belief, there exists no condition or event which, after notice or lapse of time or both, would constitute a default in connection with any of the foregoing.

     Section 6.09. Financial Statements. The unaudited financial statements of Thorsden as of and for the twelve month period ending March 31, 1997, (which financial statements, including, without limitation, any notes thereto and reports thereon are hereinafter collectively called the "Thorsden Financial Statement") and for the six month period ending September 30, 1997 (hereinafter called "Thorsden Interim Financial Statements") copies of which are attached hereto at Schedule 6.09, are complete and correct, fairly present the financial position of Thorsden and the results of operations as of the respective dates and for the periods indicated thereon and have been prepared in accordance with GAAP. Thorsden does not have any material liability or obligation, fixed, contingent, known, unknown or otherwise, not reflected in the balance sheet included in the Thorsden Financial Statements and the Thorsden Interim Financial Statements, and all provisions, reserves and allowances provided for therein are adequate, except for liabilities or obligations incurred between September 30, 1997 and the date of this Agreement in the ordinary and usual course of business consistent with the representations and warranties set forth therein and that would not have been incurred between the date hereof and the Effective Date. The Thorsden Financial Statement and Thorsden Interim Financial Statements have been prepared such that an unqualified (except as to going concern) audit opinion may be expressed thereon.

     Section 6.10. Securities and Exchange Commission Filings. Thorsden's reports filed with the Commission pursuant to the Exchange Act are complete and correct in all material respects and do not contain any untrue statement of a material fact and do not omit to state any material fact necessary to make all such information not misleading.

     Section 6.11. No Adverse Changes. From September 30, 1997 to the date of this Agreement, except as disclosed in Thorsden's Quarterly Report on Form 10-QSB for the quarter ended September 30, 1997 (true copies of which have been provided to Arkona), except as otherwise permitted herein:

     (a) Thorsden and TAC have not sustained any damage, destruction or loss, by reason of fire, explosion, earthquake, casualty, labor trouble, requisition or taking of property by any government or agency thereof, windstorm, embargo, riot, act of God or the public enemy, flood, volcanic eruption, accident, other calamity or other similar or dissimilar event (whether or not covered by insurance) adversely affecting the business, properties, financial condition or operations of Thorsden or TAC taken as a whole;

     (b) other than in the usual course of Thorsden's business, consistent with the prior year's operations, there have been no changes in the condition (financial or otherwise), business, net worth, assets, properties, liabilities or obligations (fixed, contingent, known, unknown or otherwise) or Thorsden and TAC which in the aggregate have had or may have a material adverse effect on the business, properties, financial condition or operations of Thorsden and TAC, taken as a whole, and there has been no occurrence, circumstance or combination thereof which might reasonably be expected to result in any such adverse effect before or after the Effective Date; and

     (c) each officer of Thorsden and TAC has taken all necessary action so that Thorsden and TAC have performed all of the acts specified in Sections
7.02 (a), (c) and (o) hereof and have refrained from performing any of the acts specified in Sections 7.02(b), (d), (e), (f), (g), (h), (i), (j), (k),
(l), (m), (n) and (p) hereof.

     Section 6.12. Full Disclosure. The information furnished by Thorsden and TAC, or by any of the directors, officers, employees, agents, accountants or representatives of Thorsden or TAC to Arkona pursuant to this Agreement (whether furnished prior to, at, or subsequent to the date hereof), the information contained in the exhibits and Schedules referred to in this Agreement, and the other information furnished to Arkona by Thorsden or TAC, or by any of the directors, officers, employees, agents, accountants or representatives of Thorsden or TAC at any time prior to the Effective Date (pursuant to the request of Arkona or otherwise), does not and will not contain any untrue statement of a material fact and does not and will not omit to state any material fact necessary to make all such information not misleading.

     Section 6.13. Taxes. Except as set forth in Schedule 6.13 and except where extensions of time to file have been duly and properly obtained (all of which extensions are described on Schedule 6.13), Thorsden has prepared (or caused to be prepared) and timely and properly filed (or caused to be timely and properly filed) with the appropriate federal, state, provincial, municipal or local authorities (within the U.S. or otherwise) all tax returns, information returns and other reports required to be filed and has paid or accrued (or caused to be so paid or accrued) in full all taxes, interest, penalties, assessments or deficiencies, if any, due to, or claimed to be due by, any taxing authority. The balance sheets included in the Thorsden Interim
Financial Statements include appropriate provisions for all taxes, interest, penalties, assessments or deficiencies, if any, for the periods indicated thereon to the extent not theretofore paid. Thorsden has not executed or filed with any taxing authority any agreement extending the period for assessment or collection of any taxes. Thorsden is not a party to any pending action or proceeding, nor is any such action or proceeding threatened, by any governmental authority for the assessment or collection of taxes, and no claim for assessment or collection of taxes has been asserted against Thorsden, and during the course of any audit currently in process or not completed, no issues have been suggested by any representative of any such governmental authority that, if asserted, would result in a proposed assessment of taxes, interest or penalties, against Thorsden. Thorsden and TAC acknowledge and agree that it is the intention of all parties to this Agreement to qualify this Merger transaction as a "Reverse Triangular Merger" within the terms and conditions of Section 368(a)2(E) of the U.S. Internal Revenue Code. Thorsden and TAC shall not take nor attempt to take any action which would jeopardize the qualification of the Merger as a Reverse Triangular Merger.

     Section 6.14. Litigation. There is no litigation, suit, proceeding, action, claim or investigation, at law or in equity, pending or threatened against or affecting Thorsden or involving any of its property or assets, before any court, agency, authority or arbitration tribunal, including, without limitation, any product liability, workers' compensation or wrongful dismissal claims, or claims, actions, suits or proceedings relating to toxic materials, hazardous substances, pollution or the environment. To the best of Thorsden's knowledge and belief, there are no facts which, if known to customers, governmental authorities or other persons, might result in any such litigation, suit, proceeding, action, claim or investigation. Thorsden is not subject to or in default with respect to any notice, order, writ, injunction or decree of any court, agency, authority or arbitration tribunal.

     Section 6.15. Thorsden Securities. As and when required by the provisions of this Agreement and subject to the terms and conditions hereof, Thorsden will reserve for issuance and issue shares of Thorsden Common Stock. The shares of Thorsden Common Stock to be issued in accordance with this Agreement will have been duly authorized and upon such issuance will be validly issued, fully paid and nonassessable.

     Section 6.16. Compliance with Laws. To the best of its knowledge and belief, Thorsden has complied with all laws, municipal by-laws, regulations, rules, orders, judgments, decrees and other requirements and policies imposed by any governmental authority applicable to it, its properties or the operation of its business, except where the failure to comply will not have a material adverse effect on the business, properties, financial condition or earnings of Thorsden. Thorsden has not received any notice or citation for noncompliance with any of the foregoing, and there exists no condition, situation or circumstance, nor has there existed such a condition, situation or circumstance, which, after notice or lapse of time, or both, would constitute noncompliance with or give rise to future liability with regard to any of the foregoing.

     Section 6.17. Insurance. Thorsden has no policies of insurance currently in force.

     Section 6.18. Survival of Representations and Warranties of Thorsden and TAC. The representations and warranties of each of Thorsden and TAC made in this Agreement are correct, true and complete as of the date hereof and will be correct, true and complete as at the Effective Date with the same force and effect as though such representations and warranties had been made at the Effective Date. The representations and warranties of Thorsden and TAC shall survive the Effective Date.

                                ARTICLE VII

          CONDUCT AND TRANSACTIONS PRIOR TO CLOSING & CERTAIN AGREEMENTS

     Section 7.01. Access to Properties and Records. (a) Each Constituent Corporation shall afford to the officers, employees, attorneys, accountants and other authorized representatives of the other, free and full access to all of its assets, properties, books and records, in order to afford each Constituent Corporation as full an opportunity of review, examination and investigation as it shall desire to make of the affairs of the other, and each shall be permitted to make extracts from, or take copies of, such books, records (including the stock record and minute books) or other documentation or to obtain temporary possession of any thereof as may be reasonably necessary; and each shall furnish or cause to be furnished to the other such reasonable financial and operating data and other information about its business, properties and assets which any of such Constituent Corporation's respective officers, employees, attorneys, accountants or other authorized representatives may request.

     (b) Until the Merger has been consummated (and if the Merger is not consummated, at all times hereafter), Arkona, Thorsden and TAC will not disclose or use any information obtained in the course of their respective investigations. If the proposed Merger is not consummated, Thorsden and TAC will return all returnable data to Arkona and Arkona will return all returnable data to Thorsden and TAC. Such obligation of confidentiality shall not extend to any information which is shown to have been previously known by Arkona or Thorsden and TAC, as the case may be, or generally known to others engaged in the same trade or business as Arkona or Thorsden and TAC or made known to Arkona or Thorsden and TAC or the public by a third party.

     Section 7.02. Interim Covenants of each Constituent Corporation. From the date of this Agreement until the Effective Date, except to the extent expressly permitted by this Agreement or otherwise consented to by an instrument in writing signed by each other Constituent Corporation, each Constituent Corporation shall take all necessary action so that:

     (a) such Constituent Corporation shall keep its business and organization intact and shall not take or permit to be taken or do or suffer to be done anything other than in the ordinary course of its business as the same is presently being conducted, and shall use its best efforts to keep available the services of its directors, officers, employees and agents and to maintain the goodwill and reputation associated with its business;

     (b) such Constituent Corporation shall not make any change in its constituent documents;

     (c) such Constituent Corporation shall exercise its best efforts to maintain all of its properties and assets, tangible or intangible, in good operating condition and repair, and take all steps necessary to keep its operations functioning properly;

     (d) Neither Thorsden or a Constituent Corporation shall purchase, sell, lease or dispose of or make any contract for the purchase, sale, lease or disposition of or subject to lien or security interest any properties or assets other than in the ordinary and usual course of its business consistent with the representations and warranties contained herein and not in breach of any of the provisions of this Article VII, in each case for a consideration at least equal to the fair value of such property or asset;

     (e) Neither Thorsden or a Constituent Corporation shall grant any salary increase to, or increase the draw of, any of its officers or directors, or enter into any new, or amend or alter any existing, bonus, incentive compensation, deferred compensation, profit sharing, retirement, pension, stock option, group insurance, death benefit or other fringe benefit plan, trust agreement or other similar or dissimilar arrangement, or any employment or consulting agreement;

     (f) Neither Thorsden or a Constituent Corporation shall incur any bank indebtedness or make any borrowings, except in the ordinary course of its business, or issue any commercial paper;

     (g) Neither Thorsden or a Constituent Corporation shall pay any obligation or liability (fixed or contingent) or discharge or satisfy any lien or encumbrance, or settle any claim, liability or suit pending or threatened against it or any of its properties, except for current liabilities included in the Interim Financial Statements of current liabilities incurred between September 30, 1997 and the Effective Date in the ordinary and usual course of business of either Thorsden or a Constituent Corporation consistent with their respective representations and warranties contained herein and not in breach of any of the provisions of this Article VII except that either Thorsden or a Constituent Corporation may pay reasonable attorney's fees in connection with the consummation of the Merger described herein;

     (h) Neither Thorsden or a Constituent Corporation shall enter into any leases;

     (i) Neither Thorsden or a Constituent Corporation shall, without first obtaining consent of the other, enter into any contract, agreement or commitment, including without limiting the generality of the foregoing, any contract, agreement or commitment for the purchase of any materials or supplies, if such contract, agreement or commitment exceeds $10,000 individually; provided, however, either Thorsden or a Constituent Corporation may enter into contracts, in the course of business, which provide for either Thorsden or a Constituent Corporation to provide its services to unaffiliated third parties or to perform same;

     (j) Neither Thorsden or a Constituent Corporation shall further encumber or permit to be further encumbered any of their properties or assets except in the ordinary course of business;

     (k) Neither Thorsden or a Constituent Corporation shall form any subsidiary nor shall it issue, grant, sell, redeem, combine, change or purchase any shares, notes or other securities or make any commitments to do so;

     (l) Neither Thorsden or a Constituent Corporation shall effect any subdivision of its outstanding capital stock, purchase or redeem any capital stock, or declare, make or pay any dividend, distribution or payment in respect of its capital stock;

     (m) Neither Thorsden or a Constituent Corporation shall grant or issue any options, warrants or other rights to acquire any capital stock or other of its equity securities, whether by conversion or otherwise, or make any commitment to do so;

     (n) Neither Thorsden or a Constituent Corporation shall, other than in the ordinary course of business, curtail purchases or accelerate shipments beyond customer requirements nor shall it modify, amend, cancel or terminate any existing contracts or agreements; and

     (o) Such Constituent Corporation or Thorsden shall not take any action which would, as at the Effective Date, cause any warranties or representations contained herein and applicable to it to be false or misleading in any material respect.

     Notwithstanding the foregoing, the parties hereto understand and agree that (i) Thorsden and Arkona must be consulted on every material issue and matter which may affect the business or operations of Thorsden or the Constituent Corporation after the date of this Agreement, and (ii) no such issue or matter shall be acted on without consent of Arkona and Thorsden.

     Section 7.03. Approval of Stockholders of Constituent Corporations. The Board of Directors of TAC and Arkona will submit this Agreement to their respective stockholders for their adoption and will recommend to their stockholders such adoption at a meeting thereof to be duly called and held as soon as practicable. The Constituent Corporations will use their best efforts in accordance with applicable law to obtain the necessary adoption of this Agreement by their stockholders and will take, as soon as practicable, such other and further actions as may be required by law to effectuate the Merger. In obtaining the authorization and approval of their stockholders, the Constituent Corporations shall comply with all applicable federal and state securities and other laws in connection with the transactions to be effected hereunder. The Constituent Corporations shall not distribute any material to its respective stockholders in connection with this Agreement and the transactions contemplated hereby other than materials contained in the Subscription Agreement.

     Section 7.04.  Intentionally Omitted.

     Section 7.05.  Mailing Date.

     (a) On or prior to the Mailing Date, Thorsden and TAC shall have received the following:

          (i) An opinion dated as of the Mailing Date, of Durham, Evans, Jones & Pinegar, counsel to Arkona, in form and substance satisfactory to Thorsden and TAC, concerning the standing, capitalization, due authorization and enforceability, and, to the knowledge of counsel, compliance with this Agreement and litigation status of Arkona.

          (ii) A certificate of Arkona's President dated as of the Mailing Date, in form and substance satisfactory to Thorsden and TAC, stating that (A) to the best present knowledge of Arkona, Arkona has complied in all material respects with the agreements contained herein on its part to be performed on or prior to such date, and (B) to the best present knowledge of Arkona, the representations and warranties of Arkona contained herein are true and correct in all material respects at and as of the date of such certificate, except to the extent affected by the transactions contemplated hereby and by the operations of Arkona, as permitted by the provisions of Section 7.02 prior to the Mailing Date, with the same effect as though such representations and warranties had been made at and as of such date.

          (iii) A certificate of Arkona's President dated as of the Mailing Date, in form and substance satisfactory to Thorsden and TAC, stating that all required approvals, consents and waivers have been obtained, specifically identifying such consents or waivers and attaching copies thereof to such certificate.

     (b) On or prior to the Mailing Date, Arkona shall have received the following:

     (i) An opinion dated as of the Mailing Date, from Hand & Hand, a law corporation, counsel to Thorsden and TAC:

           (1) Covering those matters referenced in Section 7.05(a)(i) but with respect to Thorsden and TAC instead of Arkona, and to the effect that if the Merger is consummated in accordance with the terms of this Agreement the shares of Thorsden Common Stock to be issued in the Merger will be duly authorized, validly issued, fully paid and non assessable, all to be in form and substance satisfactory to Arkona.

          (2) That the Thorsden Common Stock to be issued in connection with the Merger will be exempt from the registration requirements of the Securities Act.

     (ii) A certificate of the President of Thorsden for and on behalf of Thorsden and TAC, dated as of the Mailing Date, in form and substance satisfactory to Arkona, stating that (A) Thorsden and TAC have complied in all material respects with the agreements contained herein on their part to be performed on or prior to such date, and (B) the representations and warranties of Thorsden and TAC contained herein are true and correct in all material respects at and as of the date of such certificate, except to the extent affected by the transactions contemplated hereby and by the operations of Thorsden and TAC as permitted by the provisions of Section 7.02 prior to the Mailing Date, with the same effect as though such representations and warranties had been made at and as of such date.

     (iii) A certificate of the President of Thorsden for and on behalf of Thorsden and TAC's President dated as of the Mailing Date, in form and substance satisfactory to Arkona, stating that all required approvals, consents and waivers have been obtained, specifically identifying such consents or waivers and attaching copies thereof to such certificate.

     Section 7.06. Information. Thorsden and the Constituent Corporations will furnish each other with all information concerning themselves reasonably required for inclusion in the Subscription Agreement or any application made by Thorsden or a Constituent Corporation to the Commission or any governmental or regulatory body in connection with the transactions contemplated by this Merger Agreement.

     Section 7.07. Preparation of Subscription Agreement. As soon as practicable after execution of this Agreement, Thorsden will prepare a Subscription Agreement to be provided to the shareholders of Arkona.

     Section 7.08. Public Announcements. Promptly after the execution of this Agreement, Thorsden shall issue a press release in a form reasonably satisfactory to the Arkona. Thereafter, Thorsden and Arkona will consult with each other with respect to any announcement to the public or any statement to their employees generally concerning or relating to the Merger. Neither Thorsden nor Arkona will make any announcement to the public without the prior written consent of the other, except for announcements which Thorsden or Arkona believe on the advice of their respective counsel to be required by applicable securities laws.

     Section 7.09.  Notice of Breach.

     (a) Thorsden and TAC will immediately give notice to Arkona of the occurrence of any event or the failure of any event to occur that results in a breach of any representation or warranty by Thorsden and TAC or a failure by Thorsden and TAC to comply with any covenant, condition or agreement contained herein.

     (b) Arkona will immediately give notice to Thorsden and TAC of the occurrence of any event or the failure of any event to occur that results in a breach of any representation or warranty by Arkona or a failure by Arkona to comply with any covenant, condition or agreement contained herein.

     Section 7.10. Representations. Thorsden, TAC and Arkona (a) will take all action necessary to render accurate as of the Effective Date their respective representations and warranties contained herein,(b) will refrain from taking any action which would render any such representation or warranty inaccurate in any material respect as of such time, and (c) will perform or cause to be satisfied each covenant or condition to be performed or satisfied by them.

     Section 7.11. Negotiations with Third Parties. Arkona will not, without the prior written approval of Thorsden, furnish any information to, or initiate or participate in discussions or negotiations with, third parties relating to any merger, sale or other disposition of any substantial part of its assets or Arkona Common Stock or any other sale by officer or directors of Arkona of any of their shares of its Stock, except as required by fiduciary obligations. For purpose of this Agreement the term "Acquisition Proposal" shall mean any proposal for a merger or other business combination involving Arkona or the acquisition of any equity interest in, or a substantial portion of the assets of Arkona other than the transactions contemplated by this Agreement.

     Section 7.12. Amendments to Agreement. Thorsden and the Constituent Corporations may, by mutual agreement, amend this Agreement before or after approval by each Constituent Corporation's stockholders, but after such approvals no amendment may be made which changes the Merger consideration without approval by the stockholders adversely affected by such change.

     Section 7.13. Debt of Thorsden. As of the Effective Date, Thorsden and TAC shall have no liabilities, fixed or contingent, known or unknown.

                             ARTICLE VIII

                 CONDITIONS TO OBLIGATIONS OF THE PARTIES

          The obligations of the parties under this Agreement are subject to the fulfillment and satisfaction of each of the following conditions, anyone or more of which may be waived by Thorsden and TAC, on the one hand, and Arkona, on the other hand.

     Section 8.01. Stockholder Approval. On or before the Effective Date, the stockholder of TAC shall have adopted and approved this Agreement.

     Section 8.02. Shareholder Approval. On or before the Effective Date, the Shareholders of Arkona shall have adopted and approved this Agreement.

     Section 8.03. Securities Filings. At or prior to the time required any required approvals of state securities administrators shall have been obtained. At the Effective Date, no stop order or similar restraining order shall have been threatened or entered by the Commission or any state securities administrator and Thorsden shall have filed with the Commission all reports required to be filed under the Exchange Act for the two (2) year period prior to the Effective Date.

     Section 8.04. Mailing Date Documents. Thorsden, TAC and Arkona shall each have received on the Mailing Date the documents which they are to receive under Section 7.05.

     Section 8.05. Regulatory Approvals. On or before the Effective Date, all applicable approvals of governmental regulatory authorities of the United States of America or of any state or political subdivision thereof required to consummate the Merger shall have been obtained.

     Section 8.06. Pre-Merger Notification. All applicable governmental pre-merger filing and waiting period requirements of governmental authorities of the United State of America or of any state or political subdivision thereof.

     Section 8.07. Private Placement. Thorsden shall have completed a private placement of no more than 4,000,000 shares of Thorsden Common Stock for consideration in cash and other property valued at no less than $2,000,000. The cash portion of the consideration of Thorsden shall be no less than $958,000. To the extent that Thorsden accepts property, it shall consist of shares of common stock of one or more publicly traded companies reasonably acceptable to Arkona, together with the representation or covenant of the purchasers that such shares may be liquidated by Thorsden on or before January 31, 1998 for consideration to Thorsden of no less than $1,000,000.

                             ARTICLE IX

               CONDITIONS TO THORSDEN AND TAC OBLIGATIONS

     All obligations of Thorsden and TAC under this Agreement are subject to the fulfillment and satisfaction, prior to or at the time at which the Effective Date is scheduled to occur, of each of the following conditions, anyone of more of which may be waived by Thorsden and TAC.

     Section 9.01 Representations and Warranties True at the Effective Date. At the Effective Date, the representations and warranties of Arkona contained in this Agreement will be true and correct in all material respects at and as of such time, except to the extent affected by the transactions contemplated here by and by the operations of Arkona as permitted by the provisions of
Section 7.02 from the date hereof to the Effective Date, and at the Effective Date, Arkona shall have delivered to Thorsden and TAC a certificate to such effect signed by the President of Arkona.

     Section 9.02. Arkona's Performance. Each of the obligations of Arkona to be performed by it on or before the Effective Date pursuant to the terms of this Agreement shall have been duly performed at the Effective Date, and at the Effective Date, Arkona shall have delivered to Thorsden and TAC a certificate to such effect signed by the President of Arkona.

     Section 9.03. Authority. All action required to be taken by, or on the part of, Arkona to authorize the execution, delivery and performance of this Agreement by Arkona and the consummation of the transactions contemplated hereby shall have been duly and validly taken by the officers and directors of Arkona.

     Section 9.04. Opinion of Arkona's Counsel. Thorsden and TAC shall have been furnished an opinion or opinions of Durham, Evans, Jones & Pinegar, counsel to Arkona, or other counsel acceptable to Thorsden, dated the Effective Date, in form and substance satisfactory to Thorsden and TAC concerning those matters referenced in Section 7.05(a)(i).

     Section 9.05.  Intentionally Omitted.

     Section 9.06. No Material Adverse Change. There shall have been, between the date hereof and the Effective Date, (i) no material adverse change in the condition, financial or otherwise, of Arkona, (it being understood that Arkona has incurred substantial losses resulting from its research and development activities since its inception) and such losses shall not be deemed a material adverse change, (ii) no resignations or terminations of, or indications of an intention or plan to resign, employment by any significant employee of Arkona, and (iii) no terminations of, or indications of an intention or plan to terminate, the use to a material extent of the services of Arkona; and at the Effective Date Arkona shall have delivered to Thorsden and TAC a certificate to such effect signed by the President of Arkona.

     Section 9.07. Assignment of Contracts. Arkona shall have received consent under all material contracts, agreements, commitments, understandings and instruments to which Arkona is a party or by which it is bound which require the consent of any other party or person to the assignment thereof either by the terms thereof or as a matter of law for their assumption by the Surviving Corporation in the Merger.

     Section 9.08. Appraisal Rights. No more than 1% of the Shareholders of Arkona shall have elected the appraisal remedy provided by Part 13 of the Utah Revised Business General Corporation Act.

     Section 9.09. Representations and Warranties of Arkona Shareholders. Thorsden shall have received written representations and warranties from each of the Arkona shareholders, in form and substance satisfactory to Thorsden, as follows: (i) such shareholders are obtaining the shares of Thorsden Common Stock for such shareholder's own account for investment with no present intention of distributing or selling any of the shares or any interest therein, (ii) such shareholders are residents of the state or country set forth therein, (iii) such shareholders have received a copy of, read and understands the Subscription Agreement, (iv) such shareholders have had an opportunity to ask questions of and receive answers from Thorsden and TAC regarding Thorsden and TAC and the Merger, (v) such shareholders acknowledge that he or she is receiving restricted securities, which are subject to stop transfer instructions and restrictions on transfer, and (vi) such shareholders acknowledge that Thorsden is under no obligation to register the sale, transfer, or other disposition of Thorsden Common Stock received in the Merger or to take any action necessary in order to make any exemption from registration available for a subsequent sale or transfer.

                                 ARTICLE X

                      CONDITIONS TO ARKONA OBLIGATIONS

     All obligations of Arkona under this Merger Agreement are subject to the fulfillment and satisfaction, prior to or at the time at which the Effective Date is scheduled to occur, of each of the following conditions, any one or more of which may be waived by Arkona.

     Section 10.01. Representations and Warranties True at the Effective Date. At the Effective Date, the representations and warranties of Thorsden and TAC contained in this Agreement will be true and correct in all material respects at and as of such time, except to the extent affected by the transactions contemplated hereby, and at the Effective Date, Thorsden and TAC shall have delivered to Arkona a certificate to such effect signed by the President of Thorsden for and on behalf of Thorsden and TAC.

     Section 10.02. Thorsden and TAC Performance. Each of the obligations of Thorsden and TAC to be performed by it on or before the Effective Date pursuant to the terms of this Agreement shall have been duly performed at the Effective Date, and at the Effective Date Thorsden and TAC shall have delivered to Arkona a certificate to such effect signed by the President of Thorsden for and on behalf of Thorsden and TAC.

     Section 10.03. Authority. All action required to be taken by, or on the part of, Thorsden and TAC to authorize the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby shall have been duly and validly taken by the Board of Directors of each of Thorsden and TAC.

     Section 10.04. Opinion of Counsel of Thorsden and TAC. Arkona shall have been furnished an opinion of Hand & Hand, a law corporation, counsel to Thorsden and TAC, dated as of the Effective Date, in form and substance satisfactory to Arkona, concerning those matters referred to in Section 7.05(b)(ii).

     Section 10.05.  Intentionally Omitted.

     Section 10.06. No Material Adverse Change. There shall have been between the date hereof and the Effective Date, (i) no material adverse change in the condition, financial or otherwise, of Thorsden and TAC, other than in the usual course of Thorsden's business, consistent with the prior year's operations, (ii) no resignations or terminations of, or indications of an intention or plan to resign, employment by key personnel, and (iii) no terminations of, or indications of an intention or plan to terminate, the use to a material extent of the products and services of Thorsden and TAC; and at the Effective Date Thorsden and TAC shall have delivered to Arkona a certificate to such effect signed by the President and the chief financial officer of Thorsden and TAC.

     Section 10.07. Government Approvals. All other necessary governmental approvals required in connection with the distribution of the Thorsden Common Stock contemplated by this Agreement shall have been obtained.

                                ARTICLE XI
                                  CLOSING

     Section 11.01. Closing Date and Time. The closing of the Merger and the other transactions contemplated herein shall take place promptly after the satisfaction or waiver of all conditions to closing set forth in Articles VIII, IX and X hereof on October 13, 1997 or such other date as shall be mutually determined by Thorsden and Arkona. The closing shall occur at the offices of Durham, Evans, Jones & Pinegar, 50 South Main Street, Suite 850, Salt Lake City, Utah 84144.

                                ARTICLE XII

                        TERMINATION AND AMENDMENT

     Section 12.01. Termination. Notwithstanding anything herein or elsewhere to the contrary, this Agreement may be terminated and the Merger abandoned:

     (a) by mutual agreement of the Board of Directors of Arkona and Thorsden and TAC at any time prior to the Effective Date;

     (b) by the Board of Directors of either Arkona or Thorsden and TAC if the Effective Date shall not have taken place on or prior to October 31, 1997;

     (c) by the Board of Directors of Thorsden and TAC at any time prior to the Effective Date if:

     (i) a material condition contained in Article VIII or IX hereof, or a covenant of Arkona contained herein shall not be fulfilled on or before the date on which the Effective Date is scheduled to occur or on such other date specified for the fulfillment of such covenant or condition; or

     (ii) a material default or breach of this Agreement shall be made by Arkona; or

     (iii) if any of the schedules referred to in this Agreement disclose information about Arkona which the Board of Directors of Thorsden and TAC shall have determined in its sole discretion exercised in good faith has a materially adverse affect upon the business, assets, value, financial condition or prospects of Arkona; or

     (iv) since September 30, 1997 there shall be an adverse change in the results of operations of Arkona, or any adverse change in the business, results of operations (as compared with the same period in the preceding year), prospects, manner of conducting the business, consolidated financial condition or any assets of Arkona, which change is material to Arkona taken as a whole, except as disclosed to Thorsden and TAC in writing on or prior to the date hereof; or

     (v) the Board of Directors of Thorsden shall have determined in its sole discretion exercised in good faith that the transactions contemplated by this Agreement have become inadvisable or impracticable by reason of the institution or threat by state, local or federal governmental authorities or by any other person of: (A) litigation or proceedings to restrain or prohibit the consummation of the transactions contemplated by this Agreement or which seeks substantial damages in connection with this Agreement or the transactions contemplated hereby; or (B) other litigation or proceedings, the outcome of which in the reasonable opinion of counsel for Thorsden and TAC could have an adverse effect on the business, consolidated results of operations, prospects, manner of conducting the business, consolidated financial condition or any asset of Arkona or Thorsden and TAC, which effect is material to, respectively, Arkona taken as a whole, or Thorsden and TAC, taken as a whole; or

     (d) by the Board of Directors of Arkona at any time prior to the Effective Date if:

     (i) a material condition contained in Article VIII or X hereof or a material covenant of Thorsden or TAC contained in this Agreement shall not be fulfilled on or before the date on which the Effective Date is scheduled to occur or on such other date specified for the fulfillment of such covenant or condition; or

     (ii) a material default or breach of this Agreement shall be made by Thorsden or TAC; or

     (iii) since September 30, 1997 there shall be an adverse change in the consolidated results of operations of Thorsden and TAC, or any adverse change in the business, consolidated results of operations (as compared with the same period in the preceding year), prospects, manner of conducting the business, consolidated financial condition or any asset of Thorsden and TAC, which change is material to Thorsden and TAC, except as disclosed in Thorsden's Form 10-QSB for the quarter ended June 30, 1997 and in the usual course of Thorsden's business since September 30, 1997; or

     (iv) the Board of Directors of Arkona shall have determined in their sole discretion exercised in good faith that the transactions contemplated by this Agreement have become inadvisable or impracticable by reason of the institution or threat by state, local or federal governmental authorities or by any other person of: (A) litigation or proceedings to restrain or prohibit the consummation of the transactions contemplated by this Agreement or which seeks substantial damages in connection with this Agreement or the transactions contemplated hereby; or (B) other litigation or proceedings, the outcome of which in the reasonable opinion of counsel for Arkona could have an adverse effect on the business consolidated results of operations, prospects, manner of conducting the business, consolidated financial condition or any asset of Thorsden and TAC, which effect is material to Thorsden and TAC.

     Section 12.02. Amendment. At any time, either before or after submission to or approval by the Shareholders of Arkona of the transactions contemplated herein, this Agreement may be amended in matters of form or supplemented by additional agreements, articles, or certificates as may be determined in the judgment of the President of Arkona and the President of Thorsden to be necessary, desirable, or expedient to clarify the intentions of the parties to this Agreement or to effect or facilitate the filing, recording, or official approval of this Agreement and consummation thereof in accordance with the purpose and intent of this Agreement; provided, however, that no such amendment or modification made after submission or approval of the Shareholders of Arkona shall alter or change the amount of Thorsden Common Stock to be received on conversion of the Arkona Common Stock, as provided in this Agreement, or alter or change any of the terms and conditions of this Agreement or the articles of merger if such alteration or change would materially and adversely affect the Shareholders of Arkona. After the Effective Date, this Agreement and any document contemplated hereby may only be amended by a writing (i) signed by the authorized officers of the parties, and (ii) after appropriate approval of the shareholders of the parties if such amendment would adversely affect any such shareholders.

                                ARTICLE XIII

                                MISCELLANEOUS

     Section 13.01. Successors, Assigns and Third Parties. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns; provided, however, that, except as otherwise expressly provided herein, none of the parties hereto may make any assignment of this Agreement or any interest herein without the prior written consent of the other parties hereto. Nothing herein expressed or implied is intended or shall be construed to confer upon or give to any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     Section 13.02. Governing Law. This Agreement shall in all respects be interpreted, construed and governed by and in accordance with the internal substantive laws of the State of Utah, disregarding principles of conflict of laws and the like.

     Section 13.03. Severability. Each section, subsection and lesser section of this Agreement constitutes a separate and distinct undertaking, covenant and/or provision hereof. In the event that any provision of this Agreement shall finally be determined to be unlawful, such provision shall be deemed severed from this Agreement, but every other provision shall remain in full force and effect.

     Section 13.04. Certain Words. Words such as "herein," "hereof," "hereby," "hereunder" and words of similar import refer to this Agreement as a whole and not to any particular Section or subsection of this Agreement.

     Section 13.05. Notices. Except as otherwise expressly provided herein, any notice, consent, or other communication required or permitted to be given hereunder shall be in writing and shall be either hand delivered, or sent by courier or by facsimile transmission, and shall be deemed to have been given when received, and shall be addressed as follows:

     (a)     If to Thorsden and TAC:

          1500 Quail Street, Suite 500
          Newport Beach, CA  92660
          Facsimile No.: ______________

          with a copy to:

          Hand & Hand, a law corporation
          The Pavilion
          24901 Dana Point Harbor Drive, Suite 200
          Dana Point, CA  92629
          Facsimile No.:  (714) 489-0034

     (b)     If to Arkona:

          201 South Main Street, Suite 908
          Salt Lake City, Utah  84111
          Attn:  Stephen Russell
          Facsimile No.:  (801) 539-8960

     with a copy to:

          Jeffrey M. Jones, Esq.
          Durham, Evans, Jones & Pinegar
          50 South Main Street, Suite 850
          Salt Lake City, Utah 84144
          Facsimile No.:  (801) 538-2425


or at such other address or addresses as the party addressed may from time to time designate in writing. Any communication dispatched by telegram or telex shall be confirmed by letter.

     Section 13.06. Expenses. All legal and other costs and expenses incurred in connection herewith and the transactions contemplated hereby shall be paid by the party incurring such expenses, except that Thorsden shall pay all of the expenses of the Constituent Corporations incurred in connection herewith.

     Section 13.07. Headings. The headings in this Agreement are intended solely for convenience of reference and shall be given no effect in the construction or interpretation of this Agreement.

     Section 13.08. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall constitute the same agreement.

     IN WITNESS WHEREOF, the parties hereto have caused their signatures to be affixed to this Agreement as of the date first above written.

DATED: October 7, 1997     THE THORSDEN GROUP, LTD.


                         By:/s/ Jehu Hand
                         -----------------------------
                         Its: President

STATE OF  CALIFORNIA)
                    :  ss
COUNTY OF ORANGE    )

     On this 7th day of October, in the year 1997, before me, a Notary Public, personally appeared Jehu Hand, known to me (or proved to me on the basis of satisfactory evidence) to be the person who executed the within instrument as President or on behalf of the corporation therein named and acknowledged to me that the corporation executed it.


                              /s/
                              Notary Public


DATED: 10/7, 1997THORSDEN ACQUISITION CORP.


                              By: /s/ Jehu Hand
                              ---------------------------------
                              Its: President


STATE OF CALIFORNIA)
                    : ss.
COUNTY OF ORANGE)


     On this 7th day of October, in the year 1997, before me, a Notary Public, personally appeared Jehu Hand, known to me (or proved to me on the basis of satisfactory evidence) to be the person who executed the within instrument as President or on behalf of the corporation therein named and acknowledged to me that the corporation executed it.

                              /s/
                              Notary Public


DATED: 10/7, 1997     ARKONA, INC.



                              By: /s/ John Blumenthal
                              --------------------------------
                              Its: Chief Executive Officer

STATE OF UTAH)
                    :  ss.
COUNTY OF SALT LAKE)

     On this 7th day of October, in the year 1997, before me, a Notary Public, personally appeared John Blumenthal, known to me (or proved to me on the basis of satisfactory evidence) to be the person who executed the within instrument as President or on behalf of the corporation therein named and acknowledged to me that the corporation executed it.


/s/
Notary Public